SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill International Equity Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

Barrett Growth Fund

Barrett Opportunity Fund

Supplement dated December 31, 2024 to the

Statement of Additional Information (“SAI”),

dated May 1, 2024, as supplemented

Effective January 1, 2025, the following changes are made to the “Standing Board Committees” section on page 56 of the SAI:

The second sentence of the second paragraph is deleted and replaced as follows:

“The Investment Review Committee is comprised of Messrs. Abood (Chairman), DeTore, Pederson, and Smith.”

The sixth sentence of the third paragraph is deleted and replaced with the following:

“The Audit Committee comprises Mr. Voneiff (Chairperson) and Mses. Burns and Teague.

Further Information

For further information, please contact the Funds toll-free at 1-800-392-2673. You may also obtain additional copies of the Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Fund’s website at www.cisbh.com/funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE